UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2005

APPLIED DIGITAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

MISSOURI	000-26020	43-1641533
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200

DELRAY BEACH, FLORIDA 33445

(Address of principal executive offices)

561-805-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On September 8, 2005, Digital Angel Corporation’s President and CEO, Kevin McGrath, delivered an investor presentation at the Kaufman Bros., L.P. Eighth Annual Investment Conference, which was held at The W New York Hotel.  Digital Angel Corporation (AMEX:DOC) is a majority-owned subsidiary of Applied Digital Solutions, Inc.  On September 13, 2005, Mr. McGrath will again deliver the presentation at the Tejas Securities Investment Conference being held in Presentation Room 2 of The Rainbow Room located at 30 Rockefeller Plaza on the 65th Floor.  The presentation includes written communications comprised of slides, which are filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report is being furnished pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(c)     Exhibits

As described in Item 7.01 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K.

99.1         Digital Angel Corporation Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

	By:	/s/ Evan C. McKeown
	Name:	Evan C. McKeown
	Title:	Senior Vice President and Chief Financial Officer

Dated: September 8, 2005